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                                                                    EXHIBIT 99.1

Slide 1
(logo) Home Shopping Network
Mark Bozek
President & CEO
HSN

Slide 2: Important
This presentation contains forward looking statements relating to possible or assumed future results of USAi. It reflects the current views of USAi with respect to future events, and are subject to risks that could cause future results to materially differ. These risks are described in USAi's Securities and Exchange Commission filings. The forward-looking statements in this presentation are made as of the date of this presentation, and USAi undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future. This presentation reflects estimates that USAi is comfortable releasing to analysts and the public.


Slide 3
Entertainment Group
(logos) USA Network, Sci Fi Channel, Trio, NWI, Crime, Studios USA, USA Films

Interactive Group
Electronic Retailing
(logos) Home Shopping Network, America's Store, Home Shopping Espanol, Home Shopping Europe, Shop Channel, TVSN, HSN.com
Information & Services
(logos) Ticketmaster, Citysearch.com, Match.com, HRN, Styleclick, USA ECS, PRC

Slide 4: USAi: Commerce Centric 2000 pro forma revenue (graphic) Pie chart of revenue breakdown Total revenue = $4.7 billion Electronic Retailing = 35% Information & Services = 26% Entertainment = 39%

Slide 5: USAi: Industry Leading Growth
USAi Operating Businesses 2000 vs. 1999 pro forma

                                Revenue growth  EBITDA growth
Electronic Retailing                   20%           12%
Information & Services                 38%           33%
Entertainment                          17%           26%

Slide 6: USA Electronic Retailing
(logos) Home Shopping Network, HSN.com, Home Shopping Europe, Shop Channel, Home Shopping Espanol, America's Store, TVSN

Slide 7: Domestic Growth
Pro forma $ in millions

o 13% Average Growth 1998-2000

                                    Revenue       EBITDA
1998                                $1,198         $180
1999                                $1,333         $215
2000                                $1,533         $230


Slide 8: Selling Platforms
Fun, Informative, Interactive
 - On Air
 - On Line
 - Off Air

Slide 9: On Air o Build brand awareness o Attract new customers o Product depth-of-sale o Leverage infrastructure

(graphic) HSN TV frame of Joe Namath and NFL Shop

Slide 10: On Line
o Approximately 40% are new customers to HSN o Approximately 15% migrate to HSN TV and make a purchase o Multichannel customers spend approximately 25% more

(graphic) HSN.com home page

Slide 11: Off Air
o  Added value to customers
o  Upsells
o  Continuity
o  Uses no air time
o  Approximately $100 million incremental sales
o  Enhancing the customer experience

(graphic) photo of HSN telephone operator and an HSN phone customer

Slide 12: Marketing
o  Database
o  Direct mail
o  Outbound telemarketing  o Loyalty programs  o Local  o Radio promotions
o  Acquisition direct mail o Community / charitable

(logo) HSN In Your Home, In Your Community.
(graphic) cover of HSN Premier magazine Spring 2001
(graphic) HSN coupon: "save up to $60, shop now and save"

Slide 13: HSN Americas
2000 Established Business: U.S.
2001 Launch / Expected: Mexico
Future Business: Central America, Dominican Republic, Puerto Rico, Venezuala, Brazil, Chile, Argentina, Uruguay

(graphic) map of Western hemisphere

Slide 14: HSN - Europe
2000 Established Business: Germany, Switzerland, Austria
2001 Launch / Expected: U.K., Belgium, Netherlands, France, Italy
Future Business: Poland, Hungary, Turkey

(graphic) map of Europe

Slide 15: HSN Asia-Pacific
2000 Established Business: China, Japan, Hong Kong
2001 Launch / Expected
Future Business: India, Thailand, Taiwan

(graphic) map of Asia

Slide 16: Global TS
(graphic) TV screens of Today's Special promotion around the world: USA, USA & Puerto Rico, China, Belgium & France, Germany, Japan

Slide 17: Circle of Commerce
Fun, Informative, Interactive
 - TV
 - Internet
 - Off Air
 - DRTV
 - Catalog
 - Wireless
 - Contextual Commerce
 - Digital Tiers
 - iTV
 - B&M

Slide 18
(logo) Home Shopping Network

Slide 19
(logo) Home Shopping Network